Exhibit 1.01

DISH NETWORK CORPORATION

DISH DBS CORPORATION

Conflict Minerals Report

For the reporting period from January 1 to December 31, 2019

Introduction and Background

This Conflict Minerals Report (the “Report”) of DISH Network Corporation (“DISH”) and DISH DBS Corporation (“DBS” and, together with DISH and the respective subsidiaries of DISH and DBS through December 31, 2019, the “Company,” “we,” “our” and/or “us”) has been prepared pursuant to Rule 13p-1 (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1 to December 31, 2019.  The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products.  The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (collectively, the “Conflict Minerals”) that originated in the Democratic Republic of the Congo (“DRC”) and certain adjoining countries (collectively with the DRC, the “Covered Countries”).

Pursuant to the Rule, the Company has concluded, in good faith, that during the reporting period from January 1 to December 31, 2019:

•

the Company manufactured, or contracted to manufacture, products whose manufacture was completed in calendar year 2019 as to which Conflict Minerals are necessary to the functionality or production of those products (our “Covered Products”); and

•

based on its good faith reasonable country of origin inquiry (“RCOI”) regarding the Conflict Minerals in our Covered Products, the Company had reason to believe that certain of the Conflict Minerals necessary to the functionality or production of our Covered Products may have originated in one or more of the Covered Countries and that such Conflict Minerals may not be from recycled or scrap sources.

Therefore, the Company performed due diligence on the source and chain of custody of such Conflict Minerals in our Covered Products. The Company is filing this Report with its Specialized Disclosure Report on Form SD (the “Form SD”) to comply with the requirements of the Rule. This Report has not been subject to an independent private sector audit.

PART I. COMPANY OVERVIEW AND DESCRIPTION OF PRODUCTS COVERED BY THIS REPORT

Description of Products

During the reporting period, we engaged in the provision of pay-tv services in the United States of America.  We operate through Pay-TV and Wireless segments. The Pay-TV segment is offered under the DISH® brand and Sling® brand.  This Report relates to our Covered Products under our Pay-TV business segment, which consist of digital set-top boxes and related components sold to international third-party providers of satellite pay-tv services and streaming media devices.

Certain of our Covered Products were designed, developed, engineered, manufactured, assembled and/or distributed by us; however, we also outsourced a significant portion of these functions to third parties.  We worked with third-party vendors for the development and manufacture of components that are integrated into our Covered Products.  We developed dual sourcing capabilities for critical parts when practical and we evaluated outsourced subcontract vendors on a periodic basis.

PART II. DESIGN OF OUR DUE DILIGENCE MEASURES

We designed our due diligence measures based on the five-step framework laid out by the Organization for Economic Co-operation and Development in its OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition (2016), including the related supplements on gold, tin, tantalum and tungsten (collectively, the “OECD Guidance”).  Summarized below are the components of our due diligence measures as they relate to the five-step framework from the OECD Guidance.

Establish Strong Company Management Systems for Conflict Minerals Supply Chain Due Diligence

Designate Internal Corporate Team

The Company has an internal team, composed of senior members of the Company’s supply chain and procurement operations and the legal department, which evaluates the Company’s applicable supply chain processes and sourcing procedures and designs and supports the Company’s due diligence efforts.  The team meets periodically to develop and refine a due diligence process that:

•	is consistent with the OECD Guidance,

•	conforms to the requirements of the Rule, and

•	is appropriate given the structure and operations of the Company’s supply chain departments.

Each existing and new supplier and manufacturer (collectively referred to as “suppliers”) is assigned to a specific employee within the supply chain department who reports to a senior supply chain manager.  A senior supply chain manager disseminates all necessary information and documentation to each employee in the supply chain department responsible for interfacing directly with suppliers.

Commit to a Supply Chain Policy for Minerals from Conflict-Affected and High-Risk Areas

The Company maintains a policy relating to Conflict Minerals (the “Policy”) stating that suppliers shall:

•

have a policy to reasonably assure that the Conflict Minerals in the products they manufacture for or supply to the Company do not directly or indirectly finance or benefit armed groups that are perpetrators of serious human rights abuses in the Covered Countries;

•	exercise due diligence on the source and chain of custody of these minerals and make their due diligence measures available to the Company upon the Company’s request; and

•

be prepared to assist the Company in meeting the Conflict Minerals reporting requirements under the Rule, as well as other national or international mineral reporting regimes that may arise in the future.

The Policy is incorporated into the Company’s supplier code of conduct, which is available to our suppliers on our websites.  All suppliers of the Company during the reporting period were obligated to comply with the supplier code of conduct.

Establish a System of Controls and Transparency over the Conflict Minerals Supply Chain

The Company employs a system of controls to promote transparency over our Conflict Minerals supply chain by utilizing the Conflict Minerals Reporting Template (“Conflict Minerals Reporting Template”), which is a supply chain survey designed to facilitate the transfer of information through the supply chain to identify the smelters and refiners that process the necessary Conflict Minerals in our Covered Products.  The Conflict Minerals Reporting Template was developed by the Responsible Minerals Initiative (“RMI”), formerly the Conflict-Free Sourcing Initiative, a Responsible Business Alliance and Global e-Sustainability Initiative. The Company maintains an automated database of the completed Conflict Minerals Reporting Templates submitted to the Company by our suppliers (the “Conflict Minerals Response Database”), which helps us process and analyze the information provided by our suppliers. Once in the Conflict Minerals Response Database, all completed Conflict Mineral Reporting Templates received from suppliers are stored electronically in a central location accessible to authorized employees involved in the due diligence process and are retained in accordance with the Company’s document retention guidelines.

The Company is a member of the RMI, an organization committed to the responsible sourcing of Conflict Minerals that currently has over 350 participating companies and associations from around the world. As a member, the Company has access to a variety of tools and resources to better assess Conflict Minerals in our supply chain, including the Responsible Minerals Assurance Process (“RMAP”), formerly the Conflict-Free Smelter Program, an audit program designed to validate smelters’ and refiners’ sourcing practices.

Strengthen the Company’s Engagement with Suppliers

We inform our suppliers of our Policy, our due diligence consistent with OECD Guidance and our compliance with the Rule. Moreover, the Company requires that suppliers expressly support the supply chain due diligence process employed by the Company and detailed in its code of conduct.

Establish a Company-Level Grievance Mechanism

The Company maintains an open reporting system through which employees and third parties may report concerns about potential or actual violations of the Policy. Concerns may be reported anonymously or for attribution through several channels, including through an employee’s immediate manager or the Company’s legal department.

Identify and Assess the Risks in the Company’s Supply Chain

The Company does not purchase Conflict Minerals directly from mines, smelters or refiners and does not have a direct relationship with any mines, smelters or refiners.  The Company’s supply chain with respect to our Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacturer of our Covered Products and the original sources of the Conflict Minerals.  As a result, the Company designed its due diligence to conform to the requirements of the Rule and the OECD Guidance as applicable for downstream companies. Because the Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals, the Company relies on its communications with suppliers to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain. In particular, the Company performs the following measures to identify Conflict Minerals in our Covered Products.

Identify Company Suppliers

The Company identifies our first-tier suppliers by generating reports from the Company’s applicable manufacturing and procurement systems of all manufacturers who made, and all vendors who supplied components or products, for our Covered Products.  For components delivered to the Company by distributors, the Company adds the distributors to the supplier list.  Senior managers in the supply chain organization review and finalize the supplier list (the “Supplier List”) to create a list that includes all relevant suppliers for purposes of the Rule.

Request Conflict Minerals Reporting Templates from Suppliers

The Company uses good faith efforts to identify from the Conflict Minerals Reporting Templates the smelters and refiners used by our suppliers on the Supplier List.  Annually, the Company sends a letter and the Conflict Minerals Reporting Template to the suppliers on the Supplier List.  The letter (i) reiterates the requirements of the Rule and its applicability to the Company, (ii) requests that each supplier complete the Conflict Minerals Reporting Template for all Covered Products supplied to the Company for the reporting period, and (iii) encourages suppliers to use smelters and refiners which appear on the RMAP’s Conformant Smelter List (as described below).  The Company contacts suppliers that do not respond to the Company’s request by a specified date and suppliers that submit incomplete or inaccurate requests for follow-on discussions and to request additional information, as applicable.

As set forth in the Conflict Minerals Reporting Template and the OECD Guidance, suppliers make representations or provide information regarding, among other things, (i) the country of origin for the Conflict Minerals contained in components or products provided by the supplier to the Company, (ii) whether such Conflict Minerals directly or indirectly finance armed conflict in the Covered Countries, (iii) all smelters and refiners in the supplier’s supply chain for such Conflict Minerals, (iv) whether such smelters and refiners have been validated in compliance with the RMAP, (v) whether such supplier uses the Conflict Minerals Reporting Template with its own suppliers to gather information, and (vi) whether the supplier has its owns conflict mineral policy that requires its direct suppliers to be conformant.

Analyze Surveys for RMAP Conformant and Active Smelters and Refiners

If correctly completed, each Conflict Minerals Reporting Template identifies the smelters and refiners within the applicable supplier’s supply chain. The Company reviews the information in the completed Conflict Minerals Reporting Templates against the RMAP’s Conformant Smelter List to determine whether the smelters or refiners associated with the applicable supplier qualify as “conformant” or “active”. We rely upon third party audits of smelters and refiners as part of the RMI’s RMAP, an audit program designed to validate smelters’ and refiners’ sourcing practices as described below. Smelters and refiners receive a “conformant” designation from RMI if (i) the audited smelter or refiner adheres to the RMAP’s assessment protocols by disclosing to independent auditors the identities and locations of the mines from which it sources Conflict Minerals and (ii) the independent auditor verifies separately that the smelter’s or refiner’s Conflict Minerals originated from conformant sources. The RMAP’s Conformant Smelter List includes the names, locations and links to conflict minerals policies of all smelters and refiners deemed “conformant” with the RMAP’s assessment protocols. Smelters and refiners labeled as “RMAP Active” have committed to undergo a RMAP audit but have not yet completed their audit or are participating in other cross-recognized certification programs. “RMAP Active” smelters and refiners may be at various stages of the audit cycle, anywhere from completion of the necessary documents to scheduling the audit date to enacting corrective actions in the post-audit phase, but may not retain their “active” status if they are unresponsive to requests for re-audit or corrective action past a certain time.

The Company also uses good faith efforts to identify the country of origin information from the smelters and refiners provided by our suppliers on the Supply List through the Conflict Minerals Reporting Template.

Design and Implement Strategies to Respond to Identified Risks

Participate in Existing Industry Conflict Minerals Initiatives

In light of the complexity of the Company’s and our suppliers’ supply chains, the Company is currently unable to assess adequately the risk that Conflict Minerals exist in our Covered Products or whether they finance armed conflict in the DRC. However, the Company continues to engage with suppliers to obtain current, accurate and complete information about our supply chains through the use of the Conflict Minerals Reporting Template and to promote “conformant” supply chains through our RMI membership.

Report Findings to Designated Senior Management

The members of the Company’s internal Conflicts Minerals team (consisting of senior members of the Company’s supply chain and procurement operations and the legal department) provide progress reports summarizing the findings from our due diligence efforts to the senior management of the Company.

Independent Third-Party Audits of Smelters/Refiners

Due to its downstream position in the supply chain, the Company does not have a direct relationship with smelters and refiners. Further, the complexity of our supply chain and the many third parties involved between the ultimate manufacturer of our Covered Products and the original sources of the Conflict Minerals hinders the Company’s ability to perform direct audits of smelters and refiners in our supply chain.  Instead, we rely upon third party audits of smelters and refiners as part of the RMI’s RMAP, an audit program designed to validate smelters’ and refiners’ sourcing practices. The RMAP’s audit process is discussed above in more detail in “Identify and Assess the Risks in the Company’s Supply Chain.”

Additionally, through our RMI membership, we support the further development and implementation of due diligence practices and tools, such as the Conflict Minerals Reporting Template and the RMAP.

Report Annually on Supply Chain Due Diligence

The Company has filed with the Securities and Exchange Commission its Form SD, which includes this Report as Exhibit 1.01, for the reporting period of January 1 to December 31, 2019. In accordance with the OECD Guidance and the Rule, this Report is available on our website at http://ir.dish.com/financial-information/sec-filings.

PART III. DESCRIPTION OF DUE DILIGENCE MEASURES PERFORMED;

RESULTS OF OUR DUE DILIGENCE MEASURES

Compilation and Analysis of Responses

For the reporting period of January 1 to December 31, 2019, the Company identified 22 relevant suppliers.  In the first quarter of 2020, the Company sent each such supplier on the Supplier List a letter requesting completion of the Conflict Minerals Reporting Template. The Company followed up with suppliers that did not respond to the Company’s request by the specified date or that submitted incomplete or inaccurate requests.

The Company received responses from 22, or 100%, of the solicited suppliers, including completed Conflict Minerals Reporting Templates from 22, or 100%, of the solicited suppliers. Through the use of the Conflict Minerals Response Database and access to the RMAP information, we were able to identify the smelters and refiners we believe were used to process the Conflict Minerals contained in our Covered Products as set forth in Annex 1 attached to this Report, as well as to identify which of those smelters and refiners were “RMAP Conformant” or “RMAP Active.”    After correction, review, and removal of duplicate or alternate names, and elimination of entities we determined were not actually smelters or refiners, and elimination of entities for which we were unable to determine if they were a relevant smelter or refiner, we identified 648 unique smelters.

Based on the information that was provided by the Company’s suppliers and information otherwise obtained by the Company during the due diligence process, the following table sets forth the number of “RMAP Conformant” and “RMAP Active” smelters and refiners in our supply chain as of the end of 2019 for each of the Conflict Minerals used in our Covered Products:

	RMAP Conformant	RMAP Active
Conflict Mineral	Smelters or Refiners	Smelters or Refiners
Gold	106	1
Tantalum	40	1
Tin	77	3
Tungsten	43	4

As discussed in “Part II. Design of Our Due Diligence Analysis” above, the Company relies on the completed Conflict Minerals Reporting Templates received from our suppliers as our main source of documentation supporting the representations made by such suppliers regarding the source and chain of custody of relevant Conflict Minerals in our Covered Products during the reporting period.  The smelters and refiners identified in Annex 1 to this Report were identified by our suppliers and the Company cannot be certain that these smelters and refiners were in fact in the Company’s supply chain.

Country of Origin of the Conflict Minerals in the Covered Products

Based on the information that was provided by the Company’s suppliers and information otherwise obtained by the Company during the due diligence process, the Company does not have sufficient information, with respect to our Covered Products, to determine the country of origin of all of the Conflict Minerals in all such Covered Products.  However, based on the information that has been obtained, to the extent reasonably determinable by the Company, with respect to the smelters and refineries identified by the Company, such countries of origin are believed to include, the Covered Country of Zambia.  In addition, 83 smelters have an unknown country of origin for their minerals, and therefore it cannot be determined if those smelters sourced Conflict Minerals from the Covered Countries.

Facilities Used to Process the Conflict Minerals in the Covered Products

Based on the information that was provided by the Company’s suppliers and information otherwise obtained through the due diligence process, the Company was unable to identify with certainty all of the facilities used to process the Conflict Minerals in our Covered Products.  However, based on the information that was provided by the Company’s suppliers and information otherwise obtained through the due diligence process, to the extent reasonably determinable by the Company, the facilities that were used to process the Conflict Minerals contained in our Covered Products are believed to include the smelters and refiners listed in Annex 1 attached to this Report. The smelters and refiners that the Company has been able to determine as “RMAP Conformant” and “RMAP Active” are identified in Annex 1. However, as discussed above, the smelters and refiners identified in Annex 1 to this Report were identified by our suppliers and the Company cannot be certain that these smelters and refiners were in fact in the Company’s supply chain.

PART IV. IMPLEMENTATION OF STRATEGIES TO RESPOND TO IDENTIFIED RISKS AND FUTURE STEPS

Due diligence is an ongoing, proactive and reactive process. The Company plans to continue engaging with our suppliers to obtain current, accurate and complete information about the supply chain and to continue our due diligence efforts. Further, reporting on Conflict Minerals is a contractual requirement for our suppliers through our supplier code of conduct.  The Company has used our RMI membership to gain a better understanding of the smelters and refiners in our supply chain and their RMAP compliance status, and we intend to continue to take advantage of the resources available to RMI members with regard to conformant sourcing.

Annex 1

CURRENTLY KNOWN SMELTER AND REFINERY LIST

Metal	Smelter Name	Country of Smelter Facility
GOLD	8853 S.P.A.	ITALY*
GOLD	ABINGTON RELDAN METALS, LLC	UNITED STATES OF AMERICA
GOLD	ADVANCED CHEMICAL COMPANY	UNITED STATES OF AMERICA*
GOLD	AFRICAN GOLD REFINERY	UGANDA
GOLD	AIDA CHEMICAL INDUSTRIES CO., LTD.	JAPAN*
GOLD	AKTYUBINSK COPPER COMPANY TOO	KAZAKHSTAN
GOLD	AL ETIHAD GOLD REFINERY DMCC	UNITED ARAB EMIRATES
GOLD	ALLGEMEINE GOLD-UND SILBERSCHEIDEANSTALT A.G.	GERMANY*
GOLD	ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN*
GOLD	ANGLOGOLD ASHANTI CORREGO DO SITIO MINERACAO	BRAZIL*
GOLD	ARGOR-HERAEUS S.A.	SWITZERLAND*
GOLD	ASAHI PRETEC CORP.	JAPAN*
GOLD	ASAHI REFINING CANADA LTD.	CANADA*
GOLD	ASAHI REFINING USA INC.	UNITED STATES OF AMERICA*
GOLD	ASAKA RIKEN CO., LTD.	JAPAN*
GOLD	ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY
GOLD	AU TRADERS AND REFINERS	SOUTH AFRICA*
GOLD	AURA-II	UNITED STATES OF AMERICA
GOLD	AURUBIS AG	GERMANY*
GOLD	BAIYIN NONFERROUS METALS CORPORATION (BNMC)	CHINA
GOLD	BANGALORE REFINERY	INDIA*
GOLD	BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	PHILIPPINES*
GOLD	BAUER WALSER AG	GERMANY
GOLD	BOLIDEN AB	SWEDEN*
GOLD	C. HAFNER GMBH + CO. KG	GERMANY*
GOLD	C.I METALES PROCESADOS INDUSTRIALES SAS	COLOMBIA
GOLD	CARIDAD	MEXICO
GOLD	CCR REFINERY - GLENCORE CANADA CORPORATION	CANADA*
GOLD	CENDRES + METAUX S.A.	SWITZERLAND*
GOLD	CGR METALLOYS PVT LTD.	INDIA
GOLD	CHANGSANJIAO ELC. LTD	CHINA
GOLD	CHIMET S.P.A.	ITALY*
GOLD	CHINA GOLD INTERNATIONAL RESOURCES CORP. LTD.	CHINA
GOLD	CHINA NATIONAL GOLD GROUP CORPORATION	CHINA
GOLD	CHUGAI MINING	JAPAN*
GOLD	CODELCO	CHILE
GOLD	COLT REFINING	UNITED STATES OF AMERICA
GOLD	DAEJIN INDUS CO., LTD.	KOREA, REPUBLIC OF*
GOLD	DAERYONGENC	KOREA, REPUBLIC OF
GOLD	DAYE NON-FERROUS METALS MINING LTD.	CHINA
GOLD	DEGUSSA SONNE / MOND GOLDHANDEL GMBH	GERMANY
GOLD	DIJLLAH GOLD REFINERY FZC	UNITED ARAB EMIRATES
GOLD	DODUCO CONTACTS AND REFINING GMBH	GERMANY*
GOLD	DONGGUAN CAMEROONCHEMICAL MATERIALS CO., LTD	CHINA

GOLD	DONGGUAN CITY UP ANOTHER METAL COPPER PROCESSING PLANT	CHINA
GOLD	DONGGUAN STANDARD ELECTRONIC MATERIAL CO., LTD	CHINA
GOLD	DONGGUANSHI SUTANDE DIANZI CAILIAO YOUXIANGONGSI	CHINA
GOLD	DONG-WO CO., LTD.	CHINA
GOLD	DOWA	JAPAN*
GOLD	DS PRETECH CO., LTD.	KOREA, REPUBLIC OF*
GOLD	DSC (DO SUNG CORPORATION)	KOREA, REPUBLIC OF*
GOLD	ECO-SYSTEM RECYCLING CO., LTD. EAST PLANT	JAPAN*
GOLD	ECO-SYSTEM RECYCLING CO., LTD. NORTH PLANT	JAPAN*
GOLD	ECO-SYSTEM RECYCLING CO., LTD. WEST PLANT	JAPAN*
GOLD	ELEMETAL REFINING, LLC	UNITED STATES OF AMERICA
GOLD	EMIRATES GOLD DMCC	UNITED ARAB EMIRATES*
GOLD	FAGGI ENRICO S.P.A.	ITALY
GOLD	FEINHUTTE HALSBRUCKE GMBH	GERMANY
GOLD	FIDELITY PRINTERS AND REFINERS LTD.	ZIMBABWE
GOLD	FUJAIRAH GOLD FZC	UNITED ARAB EMIRATES
GOLD	FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA
GOLD	GCC GUJRAT GOLD CENTRE PVT. LTD.	INDIA
GOLD	GEIB REFINING CORPORATION	UNITED STATES OF AMERICA*
GOLD	GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA
GOLD	GEJIU YUNXI GROUP CORP.	CHINA
GOLD	GOLD COAST REFINERY	GHANA
GOLD	GOLD REFINERY OF ZIJIN MINING GROUP CO., LTD.	CHINA*
GOLD	GONG AN JU	CHINA
GOLD	GREAT WALL PRECIOUS METALS CO., LTD. OF CBPM	CHINA
GOLD	GUANG DONG JIN XIAN GAO XIN CAI LIAO GONG SI	CHINA
GOLD	GUANGDONG HONGJIN GOLD AND SILVER SMELTER	CHINA
GOLD	GUANGDONG HUA JIAN TRADE CO., LTD.	CHINA
GOLD	GUANGDONG JINDING GOLD LIMITED	CHINA
GOLD	GUIXI SMELTER	CHINA
GOLD	GUODA SAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO., LTD.	CHINA
GOLD	HANG SENG TECHNOLOGY	CHINA
GOLD	HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	CHINA
GOLD	HEIMERLE + MEULE GMBH	GERMANY*
GOLD	HENAN YUGUANG GOLD & LEAD CO., LTD.	CHINA
GOLD	HERAEUS METALS HONG KONG LTD.	CHINA*
GOLD	HERAEUS PRECIOUS METALS GMBH & CO. KG	GERMANY*
GOLD	HETAI GOLD MINERAL GUANGDONG CO., LTD.	CHINA
GOLD	HOUSE OF CURRENCY OF BRAZIL (CASA DA MOEDA DO BRAZIL)	BRAZIL
GOLD	HUNAN CHENZHOU MINING CO., LTD.	CHINA
GOLD	HUNAN GUIYANG YINXING NONFERROUS SMELTING CO., LTD.	CHINA
GOLD	HWASEONG CJ CO., LTD.	KOREA, REPUBLIC OF
GOLD	INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE CO., LTD.	CHINA*
GOLD	INOVAN GMBH & CO.KG	GERMANY
GOLD	INTERNATIONAL PRECIOUS METAL REFINERS	UNITED ARAB EMIRATES
GOLD	ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN*
GOLD	ISLAND GOLD REFINERY	CHINA
GOLD	ISTANBUL GOLD REFINERY	TURKEY*

GOLD	ITALPREZIOSI	ITALY*
GOLD	JALAN & COMPANY	INDIA
GOLD	JAPAN MINT	JAPAN*
GOLD	JIANGXI COPPER CO., LTD.	CHINA*
GOLD	JIN JINYIN REFINING CO., LTD.	CHINA
GOLD	JINLONG COPPER CO., LTD.	CHINA
GOLD	JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	RUSSIAN FEDERATION
GOLD	JSC URALELECTROMED	RUSSIAN FEDERATION*
GOLD	JX NIPPON MINING & METALS CO., LTD.	JAPAN*
GOLD	KALOTI PRECIOUS METALS	UNITED ARAB EMIRATES
GOLD	KAZAKHMYS SMELTING LLC	KAZAKHSTAN
GOLD	KAZZINC	KAZAKHSTAN*
GOLD	KENNECOTT UTAH COPPER LLC	UNITED STATES OF AMERICA*
GOLD	KGHM POLSKA MIEDZ SPOLKA AKCYJNA	POLAND*
GOLD	KOJIMA CHEMICALS CO., LTD.	JAPAN*
GOLD	KOREA METAL CO., LTD.	KOREA, REPUBLIC OF
GOLD	KOREA ZINC CO., LTD.	KOREA, REPUBLIC OF*
GOLD	KOSAK SEIREN	JAPAN
GOLD	KUNDAN CARE PRODUCTS LTD.	INDIA
GOLD	KYRGYZALTYN JSC	KYRGYZSTAN*
GOLD	KYSHTYM COPPER-ELECTROLYTIC PLANT ZAO	RUSSIAN FEDERATION
GOLD	L'AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA
GOLD	LIBAOJIA	CHINA
GOLD	LINGBAO GOLD CO., LTD.	CHINA
GOLD	LINGBAO JINYUAN TONGHUI REFINERY CO., LTD.	CHINA
GOLD	L'ORFEBRE S.A.	ANDORRA*
GOLD	LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF*
GOLD	LT METAL LTD.	KOREA, REPUBLIC OF*
GOLD	LUOYANG ZIJIN YINHUI GOLD REFINERY CO., LTD.	CHINA
GOLD	MARSAM METALS	BRAZIL*
GOLD	MATERION	UNITED STATES OF AMERICA*
GOLD	MATSUDA SANGYO CO., LTD.	JAPAN*
GOLD	METAHUB INDUSTRIES SDN. BHD.	MALAYSIA
GOLD	METALOR TECHNOLOGIES (HONG KONG) LTD.	CHINA*
GOLD	METALOR TECHNOLOGIES (SINGAPORE) PTE., LTD.	SINGAPORE*
GOLD	METALOR TECHNOLOGIES (SUZHOU) LTD.	CHINA*
GOLD	METALOR TECHNOLOGIES S.A.	SWITZERLAND*
GOLD	METALOR USA REFINING CORPORATION	UNITED STATES OF AMERICA*
GOLD	METALURGICA MET-MEX PENOLES S.A. DE C.V.	MEXICO*
GOLD	MITSUBISHI MATERIALS CORPORATION	JAPAN*
GOLD	MITSUI MINING AND SMELTING CO., LTD.	JAPAN*
GOLD	MMTC-PAMP INDIA PVT., LTD.	INDIA*
GOLD	MODELTECH SDN BHD	MALAYSIA
GOLD	MORRIS AND WATSON	NEW ZEALAND
GOLD	MORRIS AND WATSON GOLD COAST	AUSTRALIA
GOLD	MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION*
GOLD	NADIR METAL RAFINERI SAN. VE TIC. A.S.	TURKEY*
GOLD	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA
GOLD	NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN
GOLD	NH RECYTECH COMPANY	KOREA, REPUBLIC OF
GOLD	NIHON MATERIAL CO., LTD.	JAPAN*

GOLD	NIHON SUPERIOR CO., LTD.	JAPAN
GOLD	NYRSTAR METALS	UNITED STATES OF AMERICA
GOLD	OGUSSA OSTERREICHISCHE GOLD- UND SILBER-SCHEIDEANSTALT GMBH	AUSTRIA*
GOLD	OHURA PRECIOUS METAL INDUSTRY CO., LTD.	JAPAN*
GOLD	OJSC "THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT" (OJSC KRASTSVETMET)	RUSSIAN FEDERATION*
GOLD	OJSC KOLYMA REFINERY	RUSSIAN FEDERATION
GOLD	OJSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION*
GOLD	PAMP S.A.	SWITZERLAND*
GOLD	PEASE & CURREN	UNITED STATES OF AMERICA
GOLD	PENGLAI PENGGANG GOLD INDUSTRY CO., LTD.	CHINA
GOLD	PLANTA RECUPERADORA DE METALES SPA	CHILE*
GOLD	PRECIOUS METALS SALES CORP.	UNITED STATES OF AMERICA
GOLD	PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION*
GOLD	PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA*
GOLD	PX PRECINOX S.A.	SWITZERLAND*
GOLD	QG REFINING, LLC	UNITED STATES OF AMERICA
GOLD	RAND REFINERY (PTY) LTD.	SOUTH AFRICA*
GOLD	REFINERY OF SEEMINE GOLD CO., LTD.	CHINA
GOLD	REMONDIS PMR B.V.	NETHERLANDS*
GOLD	REPUBLIC METALS CORPORATION	UNITED STATES OF AMERICA
GOLD	ROYAL CANADIAN MINT	CANADA*
GOLD	SAAMP	FRANCE*
GOLD	SABIN METAL CORP.	UNITED STATES OF AMERICA
GOLD	SAFIMET S.P.A	ITALY*
GOLD	SAFINA A.S.	CZECH REPUBLIC* *
GOLD	SAI REFINERY	INDIA
GOLD	SAMDUCK PRECIOUS METALS	KOREA, REPUBLIC OF*
GOLD	SAMHWA NON-FERRORUS METAL IND.CO.LTD	KOREA, REPUBLIC OF
GOLD	SAMWON METALS CORP.	KOREA, REPUBLIC OF
GOLD	SAXONIA EDELMETALLE GMBH	GERMANY*
GOLD	SCHONE EDELMETAAL B.V.	NETHERLANDS
GOLD	SEMPSA JOYERIA PLATERIA S.A.	SPAIN*
GOLD	SHAN DONG HUANGJIN	CHINA
GOLD	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO., LTD.	CHINA
GOLD	SHANDONG GUODA GOLD CO., LTD.	CHINA
GOLD	SHANDONG HENGBANG SMELTER CO., LTD.	CHINA
GOLD	SHANDONG HUMON SMELTING CO., LTD.	CHINA
GOLD	SHANDONG JUN MAI FU	CHINA
GOLD	SHANDONG TIANCHENG BIOLOGICAL GOLD INDUSTRIAL CO., LTD.	CHINA
GOLD	SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO., LTD.	CHINA*
GOLD	SHENGNAN METAL PRODUCTS FACTORY	CHINA
GOLD	SHENZHEN HENG ZHONG INDUSTRY CO., LTD.	CHINA
GOLD	SHENZHEN ZHONGHENGLONG REAL INDUSTRY CO., LTD.	CHINA
GOLD	SHIRPUR GOLD REFINERY LTD.	INDIA
GOLD	SICHUAN TIANZE PRECIOUS METALS CO., LTD.	CHINA*
GOLD	SINGWAY TECHNOLOGY CO., LTD.	TAIWAN, PROVINCE OF CHINA*
GOLD	SINO-PLATINUM METALS CO., LTD.	CHINA
GOLD	SO ACCURATE GROUP, INC.	UNITED STATES OF AMERICA

GOLD	SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION*
GOLD	SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN, PROVINCE OF CHINA*
GOLD	SOVEREIGN METALS	INDIA
GOLD	STATE RESEARCH INSTITUTE CENTER FOR PHYSICAL SCIENCES AND TECHNOLOGY	LITHUANIA
GOLD	SUDAN GOLD REFINERY	SUDAN
GOLD	SUMITOMO METAL MINING CO., LTD.	JAPAN*
GOLD	SUNGEEL HIMETAL CO., LTD.	KOREA, REPUBLIC OF*
GOLD	SUPER DRAGON TECHNOLOGY CO., LTD.	CHINA
GOLD	SUZHOU UNIVERSITY SPECIAL CHEMICAL REAGENT CO., LTD	CHINA
GOLD	T.C.A S.P.A	ITALY*
GOLD	TAICANG CITY NANCANG METAL MATERIAL CO., LTD.	CHINA
GOLD	TAI'ZHOU CITY YANGTZE RIVER DELTA ELECTRON LTD.	CHINA
GOLD	TAIZHOU MAYOR TRIANGLE ELECTRONIC CO., LTD	CHINA
GOLD	TANAKA KIKINZOKU KOGYO K.K.	JAPAN*
GOLD	THE REFINERY OF SHANDONG GOLD MINING CO., LTD.	CHINA*
GOLD	TOKURIKI HONTEN CO., LTD.	JAPAN*
GOLD	TONGDING METALLIC MATERIAL CO.LTD	CHINA
GOLD	TONGLING NONFERROUS METALS GROUP CO., LTD.	CHINA
GOLD	TONY GOETZ NV	BELGIUM
GOLD	TOO TAU-KEN-ALTYN	KAZAKHSTAN
GOLD	TORECOM	KOREA, REPUBLIC OF*
GOLD	UMICORE BRASIL LTDA.	BRAZIL*
GOLD	UMICORE PRECIOUS METALS THAILAND	THAILAND*
GOLD	UMICORE S.A. BUSINESS UNIT PRECIOUS METALS REFINING	BELGIUM*
GOLD	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
GOLD	UNITED PRECIOUS METAL REFINING, INC.	UNITED STATES OF AMERICA*
GOLD	UNIVERSAL PRECIOUS METALS REFINING ZAMBIA	ZAMBIA
GOLD	VALCAMBI S.A.	SWITZERLAND*
GOLD	VIAGRA DI PRECIOUS METALS (ZHAOYUAN) CO., LTD.	CHINA
GOLD	WAM TECHNOLOGIES TAIWAN CO., LTD.	TAIWAN, PROVINCE OF CHINA
GOLD	WESTERN AUSTRALIAN MINT (T/A THE PERTH MINT)	AUSTRALIA*
GOLD	WIELAND EDELMETALLE GMBH	GERMANY*
GOLD	WUXI CITY PRECIOUS METAL ELECTRONIC MATERIAL FTY	CHINA
GOLD	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
GOLD	WUZHONG GROUP	CHINA
GOLD	YAMAKIN CO., LTD.	JAPAN*
GOLD	YANTAI ZHAOJIN LIFU PRECIOUS METALS CO., LTD.	CHINA
GOLD	YOKOHAMA METAL CO., LTD.	JAPAN*
GOLD	YUH-CHENG MATERIAL CORPORATION	CHINA
GOLD	YUNNAN COPPER INDUSTRY CO., LTD.	CHINA
GOLD	ZHE JIANG GUANG YUAN NOBLE METAL SMELTING FACTORY	CHINA
GOLD	ZHONGKUANG GOLD INDUSTRY CO., LTD.	CHINA
GOLD	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD.	CHINA
GOLD	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA*
GOLD	ZHUHAI TOXIC MATERIALS MONOPOLY LTD.	CHINA
TANTALUM	ANHUI HERRMAN IMPEX CO.	CHINA
TANTALUM	ASAKA RIKEN CO., LTD.	JAPAN*
TANTALUM	CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA*

TANTALUM	CP METALS INC.	UNITED STATES OF AMERICA* *
TANTALUM	D BLOCK METALS, LLC	UNITED STATES OF AMERICA*
TANTALUM	DUOLUOSHAN	CHINA
TANTALUM	E.S.R. ELECTRONICS	UNITED STATES OF AMERICA
TANTALUM	EXOTECH INC.	UNITED STATES OF AMERICA*
TANTALUM	F&X ELECTRO-MATERIALS LTD.	CHINA*
TANTALUM	FIR METALS & RESOURCE LTD.	CHINA*
TANTALUM	GLOBAL ADVANCED METALS	UNITED STATES OF AMERICA
TANTALUM	GLOBAL ADVANCED METALS AIZU	JAPAN*
TANTALUM	GLOBAL ADVANCED METALS BOYERTOWN	UNITED STATES OF AMERICA*
TANTALUM	GUANGDONG RISING RARE METALS-EO MATERIALS LTD.	CHINA*
TANTALUM	GUANGDONG ZHIYUAN NEW MATERIAL CO., LTD.	CHINA*
TANTALUM	GUIZHOU ZHENHUA XINYUN TECHNOLOGY LTD., KAILI BRANCH	CHINA
TANTALUM	H.C. STARCK CO., LTD.	THAILAND*
TANTALUM	H.C. STARCK GMBH	GERMANY
TANTALUM	H.C. STARCK HERMSDORF GMBH	GERMANY*
TANTALUM	H.C. STARCK INC.	UNITED STATES OF AMERICA*
TANTALUM	H.C. STARCK LTD.	JAPAN*
TANTALUM	H.C. STARCK SMELTING GMBH & CO. KG	GERMANY*
TANTALUM	H.C. STARCK SURFACE TECHNOLOGY AND CERAMIC POWDERS GMBH	GERMANY
TANTALUM	H.C. STARCK TANTALUM AND NIOBIUM GMBH	GERMANY*
TANTALUM	HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA*
TANTALUM	HI-TEMP SPECIALTY METALS, INC.	UNITED STATES OF AMERICA
TANTALUM	HUNAN CHENZHOU MINING CO., LTD.	CHINA
TANTALUM	JIANGXI DINGHAI TANTALUM & NIOBIUM CO., LTD.	CHINA*
TANTALUM	JIANGXI TUOHONG NEW RAW MATERIAL	CHINA*
TANTALUM	JIUJIANG JANNY NEW MATERIAL CO., LTD.	CHINA*
TANTALUM	JIUJIANG JINXIN NONFERROUS METALS CO., LTD.	CHINA*
TANTALUM	JIUJIANG TANBRE CO., LTD.	CHINA*
TANTALUM	JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO., LTD.	CHINA*
TANTALUM	KEMET BLUE METALS	MEXICO*
TANTALUM	KEMET BLUE POWDER	UNITED STATES OF AMERICA*
TANTALUM	KEMET CORP.	UNITED STATES OF AMERICA
TANTALUM	KING-TAN TANTALUM INDUSTRY LTD.	CHINA
TANTALUM	LSM BRASIL S.A.	BRAZIL*
TANTALUM	METALLURGICAL PRODUCTS INDIA PVT., LTD.	INDIA*
TANTALUM	MINERACAO TABOCA S.A.	BRAZIL*
TANTALUM	MITSUI MINING AND SMELTING CO., LTD.	JAPAN*
TANTALUM	NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA*
TANTALUM	NPM SILMET AS	ESTONIA*
TANTALUM	PLANSEE SE	AUSTRIA
TANTALUM	PLANSEE SE LIEZEN	AUSTRIA
TANTALUM	PLANSEE SE REUTTE	AUSTRIA
TANTALUM	PRG DOOEL	NORTH MACEDONIA, REPUBLIC OF*
TANTALUM	QUANTUMCLEAN	UNITED STATES OF AMERICA*
TANTALUM	RESIND INDUSTRIA E COMERCIO LTDA.	BRAZIL*
TANTALUM	SHANGHAI JIANGXI METALS CO., LTD.	CHINA
TANTALUM	SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION*

TANTALUM	TAKI CHEMICAL CO., LTD.	JAPAN*
TANTALUM	TANTALITE RESOURCES	SOUTH AFRICA
TANTALUM	TELEX METALS	UNITED STATES OF AMERICA*
TANTALUM	TRANZACT, INC.	UNITED STATES OF AMERICA
TANTALUM	ULBA METALLURGICAL PLANT JSC	KAZAKHSTAN*
TANTALUM	XINXING HAORONG ELECTRONIC MATERIAL CO., LTD.	CHINA*
TANTALUM	YANLING JINCHENG TANTALUM & NIOBIUM CO., LTD.	CHINA*
TANTALUM	YICHUN JIN YANG RARE METAL CO., LTD.	CHINA
TANTALUM	ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
TANTALUM	ZHUZHOU CEMENTED CARBIDE GROUP CO., LTD.	CHINA
TIN	ALPHA	UNITED STATES OF AMERICA*
TIN	AMI BRIDGE ENTERPRISE CO., LTD.	CHINA
TIN	AN THAI MINERALS CO., LTD.	VIET NAM
TIN	AN VINH JOINT STOCK MINERAL PROCESSING COMPANY	VIET NAM
TIN	ANGELCAST ENTERPRISE CO., LTD.	CHINA
TIN	BEST METAIS	BRAZIL
TIN	BRINKMANN CHEMIE AG	GERMANY
TIN	CFC COOPERATIVA DOS FUNDIDORES DE CASSITERITA DA AMAZONIA LTDA.	BRAZIL
TIN	CHENZHOU YUNXIANG MINING AND METALLURGY CO., LTD.	CHINA*
TIN	CHIFENG DAJINGZI TIN INDUSTRY CO., LTD.	CHINA*
TIN	CHINA TIN GROUP CO., LTD.	CHINA*
TIN	CNMC (GUANGXI) PGMA CO., LTD.	CHINA
TIN	COOPERATIVA METALURGICA DE RONDONIA LTDA.	BRAZIL
TIN	CV AYI JAYA	INDONESIA*
TIN	CV DUA SEKAWAN	INDONESIA*
TIN	CV DUTA PUTRA BANGKA	INDONESIA
TIN	CV GITA PESONA	INDONESIA*
TIN	CV MAKMUR JAYA	INDONESIA
TIN	CV UNITED SMELTING	INDONESIA*
TIN	CV VENUS INTI PERKASA	INDONESIA*
TIN	DA NANG PROCESSING IMPORT AND EXPORT JOINT STOCK	VIET NAM
TIN	DAE CHANG CO., LTD.	KOREA, REPUBLIC OF
TIN	DAE KIL METAL CO., LTD	KOREA, REPUBLIC OF
TIN	DONGGUAN CIEXPO ENVIRONMENTAL ENGINEERING CO., LTD.	CHINA* *
TIN	DONGGUAN CITY UP ANOTHER METAL COPPER PROCESSING PLANT	CHINA
TIN	DONGGUAN LASON METEL MATERIALS CO,.LTD	CHINA
TIN	DONGRONG	CHINA
TIN	DOWA	JAPAN*
TIN	DR. SOLDERING TIN PRODUCTS CO., LTD.	CHINA
TIN	ELECTRO-MECHANICAL FACILITY OF THE CAO BANG MINERALS & METALLURGY JOINT STOCK COMPANY	VIET NAM
TIN	EM VINTO	BOLIVIA (PLURINATIONAL STATE OF)*
TIN	ESTANHO DE RONDONIA S.A.	BRAZIL
TIN	E-TECH PHILIPPINES	PHILIPPINES
TIN	FEINHUTTE HALSBRUCKE GMBH	GERMANY
TIN	FENIX METALS	POLAND*
TIN	FUJI METAL MINING CORP.	JAPAN
TIN	GEJIU CITY FUXIANG INDUSTRY AND TRADE CO., LTD.	CHINA

TIN	GEJIU FENGMING METALLURGY CHEMICAL PLANT	CHINA*
TIN	GEJIU JINYE MINERAL COMPANY	CHINA
TIN	GEJIU KAI MENG INDUSTRY AND TRADE LLC	CHINA*
TIN	GEJIU NON-FERROUS METAL PROCESSING CO., LTD.	CHINA*
TIN	GEJIU YE LIAN CHANG	CHINA
TIN	GEJIU YUNXI GROUP CORP.	CHINA
TIN	GEJIU YUNXIN NONFERROUS ELECTROLYSIS CO., LTD.	CHINA*
TIN	GEJIU ZILI MINING AND METALLURGY CO., LTD.	CHINA*
TIN	GOLD BELL GROUP	CHINA
TIN	GUANGDONG HANHE NON-FERROUS METAL CO., LTD.	CHINA*
TIN	GUANGDONG JIATIAN STANNUM PRODUCTS CO., LTD	CHINA
TIN	GUANGXI JIN LIAN	CHINA
TIN	GUANGXI NONFERROUS METALS GROUP	CHINA
TIN	GUANGXI ZHONGSHAN JIN YI SMELTING CO., LTD.	CHINA
TIN	GUANYANG GUIDA NONFERROUS METAL SMELTING PLANT	CHINA*
TIN	GUIXI SMELTER	CHINA
TIN	HAI YUXIN XI ZHUHAI CO., LTD.	CHINA
TIN	HANDOK	KOREA, REPUBLIC OF
TIN	HONGQIAO METALS (KUNSHAN) CO., LTD.	CHINA
TIN	HUICHANG HILL TIN INDUSTRY CO., LTD.	CHINA*
TIN	HUICHANG JINSHUNDA TIN CO., LTD.	CHINA*
TIN	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
TIN	JIANGXI JIAWANG	CHINA
TIN	JIANGXI KETAI ADVANCED MATERIAL CO., LTD.	CHINA
TIN	JIANGXI NEW NANSHAN TECHNOLOGY LTD.	CHINA*
TIN	JIANGXI YAOSHENG TUNGSTEN CO., LTD.	CHINA
TIN	JINDA METAL .CO.LTD	CHINA
TIN	JU TAI INDUSTRIAL CO., LTD.	CHINA
TIN	KU PING ENTERPRISE CO., LTD.	CHINA
TIN	KUNSHAN SLH SOLDER MANUFACTURING CO., LTD.	CHINA
TIN	KUNSHAN XIUBO	CHINA
TIN	LINGBAO JINYUAN TONGHUI REFINERY CO., LTD.	CHINA
TIN	LINQU XIANGGUI SMELTER CO., LTD.	CHINA
TIN	LUNA SMELTER, LTD.	RWANDA* *
TIN	MAANSHAN DONGSHEN ELECTRONIC MATERIAL FACTORY	CHINA
TIN	MA'ANSHAN WEITAI TIN CO., LTD.	CHINA*
TIN	MAGNU'S MINERAIS METAIS E LIGAS LTDA.	BRAZIL*
TIN	MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA*
TIN	MATERIALS ECO-REFINING CO., LTD.	JAPAN
TIN	MELT METAIS E LIGAS S.A.	BRAZIL*
TIN	METAHUB INDUSTRIES SDN. BHD.	MALAYSIA
TIN	METALLIC RESOURCES, INC.	UNITED STATES OF AMERICA*
TIN	METALLO BELGIUM N.V.	BELGIUM*
TIN	METALLO SPAIN S.L.U.	SPAIN*
TIN	METALLUM GROUP HOLDING NV	BELGIUM
TIN	MINCHALI METAL INDUSTRY CO., LTD.	TAIWAN, PROVINCE OF CHINA
TIN	MINERACAO TABOCA S.A.	BRAZIL*
TIN	MING LI JIA SMELT METAL FACTORY	CHINA
TIN	MINMETALS GANZHOU TIN CO. LTD.	CHINA
TIN	MINSUR	PERU*
TIN	MITSUBISHI MATERIALS CORPORATION	JAPAN*
TIN	MODELTECH SDN BHD	MALAYSIA

TIN	NGHE TINH NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM
TIN	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA
TIN	NOVOSIBIRSK PROCESSING PLANT LTD.	RUSSIAN FEDERATION
TIN	O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND*
TIN	O.M. MANUFACTURING PHILIPPINES, INC.	PHILIPPINES*
TIN	OPERACIONES METALURGICAS S.A.	BOLIVIA (PLURINATIONAL STATE OF)*
TIN	PHOENIX METAL LTD.	RWANDA
TIN	PONGPIPAT COMPANY LIMITED	MYANMAR
TIN	POONGSAN CORPORATION	KOREA, REPUBLIC OF
TIN	PRECIOUS MINERALS AND SMELTING LIMITED	INDIA* *
TIN	PRIMEYOUNG METAL IND. (ZHUHAI) CO., LTD.	CHINA
TIN	PT ALAM LESTARI KENCANA	INDONESIA
TIN	PT ARIES KENCANA SEJAHTERA	INDONESIA*
TIN	PT ARTHA CIPTA LANGGENG	INDONESIA*
TIN	PT ATD MAKMUR MANDIRI JAYA	INDONESIA*
TIN	PT BABEL INTI PERKASA	INDONESIA*
TIN	PT BABEL SURYA ALAM LESTARI	INDONESIA*
TIN	PT BANGKA KUDAI TIN	INDONESIA
TIN	PT BANGKA PRIMA TIN	INDONESIA*
TIN	PT BANGKA PUTRA KARYA	INDONESIA
TIN	PT BANGKA SERUMPUN	INDONESIA*
TIN	PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA
TIN	PT BANGKA TIN INDUSTRY	INDONESIA*
TIN	PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA*
TIN	PT BILLITIN MAKMUR LESTARI	INDONESIA
TIN	PT BUKIT TIMAH	INDONESIA*
TIN	PT CIPTA PERSADA MULIA	INDONESIA
TIN	PT DS JAYA ABADI	INDONESIA*
TIN	PT EUNINDO USAHA MANDIRI	INDONESIA
TIN	PT FANG DI MULTINDO	INDONESIA
TIN	PT HP METALS INDONESIA	INDONESIA
TIN	PT INTI STANIA PRIMA	INDONESIA*
TIN	PT JUSTINDO	INDONESIA
TIN	PT KARIMUN MINING	INDONESIA*
TIN	PT KIJANG JAYA MANDIRI	INDONESIA*
TIN	PT KOBA TIN	INDONESIA
TIN	PT LAUTAN HARMONIS SEJAHTERA	INDONESIA*
TIN	PT MENARA CIPTA MULIA	INDONESIA*
TIN	PT MITRA STANIA PRIMA	INDONESIA*
TIN	PT O.M. INDONESIA	INDONESIA
TIN	PT PANCA MEGA PERSADA	INDONESIA*
TIN	PT PREMIUM TIN INDONESIA	INDONESIA*
TIN	PT PRIMA TIMAH UTAMA	INDONESIA*
TIN	PT RAJAWALI RIMBA PERKASA	INDONESIA*
TIN	PT RAJEHAN ARIQ	INDONESIA*
TIN	PT RAJWA INTERNATIONAL	INDONESIA
TIN	PT REFINED BANGKA TIN	INDONESIA*
TIN	PT SARIWIGUNA BINASENTOSA	INDONESIA*
TIN	PT SEIRAMA TIN INVESTMENT	INDONESIA
TIN	PT SINGKEP TIMES UTAMA	INDONESIA
TIN	PT STANINDO INTI PERKASA	INDONESIA*

TIN	PT SUKSES INTI MAKMUR	INDONESIA*
TIN	PT SUMBER JAYA INDAH	INDONESIA*
TIN	PT SUPRA SUKSES TRINUSA	INDONESIA
TIN	PT TIMAH NUSANTARA	INDONESIA
TIN	PT TIMAH TBK KUNDUR	INDONESIA*
TIN	PT TIMAH TBK MENTOK	INDONESIA*
TIN	PT TININDO INTER NUSA	INDONESIA*
TIN	PT TIRUS PUTRA MANDIRI	INDONESIA*
TIN	PT TOMMY UTAMA	INDONESIA*
TIN	PT WAHANA PERKIT JAYA	INDONESIA
TIN	PT YINCHENDO MINING INDUSTRY	INDONESIA
TIN	RESIND INDUSTRIA E COMERCIO LTDA.	BRAZIL*
TIN	RUI DA HUNG	TAIWAN, PROVINCE OF CHINA*
TIN	S. IZAGUIRRE	SPAIN
TIN	SEJU INDUSTRY	JAPAN
TIN	SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO., LTD.	CHINA
TIN	SHEN ZHEN QI XIANG DA HUA GONG GONG SI	CHINA
TIN	SHEN ZHEN RUI YUN FENG INDUSTRY CO.,LTD	CHINA
TIN	SHENZHEN HONG CHANG METAL MANUFACTURING FACTORY	CHINA
TIN	SICHUAN GUANGHAN JIANGNAN CASTING SMELTERS	CHINA
TIN	SOFT METAIS LTDA.	BRAZIL*
TIN	SUPER LIGAS	BRAZIL
TIN	SUZHOU CO. LTD.	CHINA
TIN	SUZHOU NUONENGDA CHEMICAL CO., LTD.	CHINA
TIN	TAICANG CITY NANCANG METAL MATERIAL CO., LTD.	CHINA
TIN	TAIWAN HIGH-TECH CO., LTD.	TAIWAN, PROVINCE OF CHINA
TIN	THAI NGUYEN MINING AND METALLURGY CO., LTD.	VIET NAM*
TIN	THAISARCO	THAILAND*
TIN	TIANSHUI LING BO TECHNOLOGY CO., LTD.	CHINA
TIN	TIN PLATING GEJIU	CHINA
TIN	TIN TECHNOLOGY & REFINING	UNITED STATES OF AMERICA*
TIN	TOP-TEAM TECHNOLOGY (SHENZHEN) LTD.	CHINA
TIN	TUYEN QUANG NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM
TIN	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
TIN	VQB MINERAL AND TRADING GROUP JSC	VIET NAM
TIN	WANG YU MANUFACTURING CO., LTD.	CHINA
TIN	WESTMETALL GMBH & CO. KG	GERMANY
TIN	WHITE SOLDER METALURGIA E MINERACAO LTDA.	BRAZIL*
TIN	WONIL METAL CO., LTD.	KOREA, REPUBLIC OF
TIN	WU XI SHI YI ZHENG JI XIE SHE BEI COMPANY	CHINA
TIN	WUXI LANTRONIC ELECTRONIC CO LTD	CHINA
TIN	XIA YI METAL INDUSTRIES (SHARES) CO., LTD.	CHINA
TIN	XIN FURUKAWA METAL ( WUXI ) CO., LTD.	CHINA
TIN	YIFENG TIN	CHINA
TIN	YUNNAN CHENGFENG NON-FERROUS METALS CO., LTD.	CHINA*
TIN	YUNNAN CHENGO ELECTRIC SMELTING PLANT	CHINA
TIN	YUNNAN INDUSTRIAL CO., LTD.	CHINA
TIN	YUNNAN TIN COMPANY LIMITED	CHINA*
TIN	YUNNAN YUNFAN NON-FERROUS METALS CO., LTD.	CHINA*
TIN	ZHANGZHOU XIANGCHENG HONGYU BUILDING	CHINA

TIN	ZHEJIANG KEYU METAL MATERIAL CO.,LTD	CHINA
TIN	ZHUHAI HORYISON SOLDER CO., LTD.	CHINA
TUNGSTEN	A.L.M.T. CORP.	JAPAN*
TUNGSTEN	ACL METAIS EIRELI	BRAZIL*
TUNGSTEN	ALBASTEEL INDUSTRIA E COMERCIO DE LIGAS PARA FUNDICAO LTD.	BRAZIL* *
TUNGSTEN	ASIA TUNGSTEN PRODUCTS VIETNAM LTD.	VIET NAM*
TUNGSTEN	ASSAB	SINGAPORE
TUNGSTEN	CHENZHOU DIAMOND TUNGSTEN PRODUCTS CO., LTD.	CHINA*
TUNGSTEN	CHINA MOLYBDENUM CO., LTD.	CHINA
TUNGSTEN	CHONGYI ZHANGYUAN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	CNMC (GUANGXI) PGMA CO., LTD.	CHINA
TUNGSTEN	CP METALS INC.	UNITED STATES OF AMERICA* *
TUNGSTEN	DAEGUTEC LTD.	KOREA, REPUBLIC OF
TUNGSTEN	DAYU JINCHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA
TUNGSTEN	DAYU WEILIANG TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	DEGUTEA	KOREA, REPUBLIC OF
TUNGSTEN	FUJIAN GANMIN RAREMETAL CO., LTD.	CHINA*
TUNGSTEN	FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	GANXIAN SHIRUI NEW MATERIAL CO., LTD.	CHINA
TUNGSTEN	GANZHOU GRAND SEA W & MO GROUP CO., LTD.	CHINA
TUNGSTEN	GANZHOU HAICHUANG TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	GANZHOU HUAXING TUNGSTEN PRODUCTS CO., LTD.	CHINA*
TUNGSTEN	GANZHOU JIANGWU FERROTUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	GANZHOU SEADRAGON W & MO CO., LTD.	CHINA*
TUNGSTEN	GANZHOU YATAI TUNGSTEN CO., LTD.	CHINA
TUNGSTEN	GEM CO., LTD.	CHINA
TUNGSTEN	GLOBAL TUNGSTEN & POWDERS CORP.	UNITED STATES OF AMERICA*
TUNGSTEN	GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	H.C. STARCK GROUP	GERMANY
TUNGSTEN	H.C. STARCK SMELTING GMBH & CO. KG	GERMANY*
TUNGSTEN	H.C. STARCK TUNGSTEN GMBH	GERMANY*
TUNGSTEN	HUNAN CHENZHOU MINING CO., LTD.	CHINA*
TUNGSTEN	HUNAN CHUANGDA VANADIUM TUNGSTEN CO., LTD. WUJI	CHINA*
TUNGSTEN	HUNAN CHUANGDA VANADIUM TUNGSTEN CO., LTD. YANGLIN	CHINA
TUNGSTEN	HUNAN CHUNCHANG NONFERROUS METALS CO., LTD.	CHINA*
TUNGSTEN	HUNAN LITIAN TUNGSTEN INDUSTRY CO., LTD.	CHINA*
TUNGSTEN	HYDROMETALLURG, JSC	RUSSIAN FEDERATION*
TUNGSTEN	JAPAN NEW METALS CO., LTD.	JAPAN*
TUNGSTEN	JIANGSU HETIAN SCI-TECH MATERIAL CO., LTD.	CHINA
TUNGSTEN	JIANGWU H.C. STARCK TUNGSTEN PRODUCTS CO., LTD.	CHINA*
TUNGSTEN	JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	JIANGXI MINMETALS GAO'AN NON-FERROUS METALS CO., LTD.	CHINA
TUNGSTEN	JIANGXI RICHSEA NEW MATERIALS CO., LTD.	CHINA
TUNGSTEN	JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICAL CO., LTD.	CHINA*
TUNGSTEN	JIANGXI XIANGLU TUNGSTEN CO., LTD.	CHINA* *
TUNGSTEN	JIANGXI XINSHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA*
TUNGSTEN	JIANGXI XIUSHUI XIANGGAN NONFERROUS METALS CO., LTD.	CHINA
TUNGSTEN	JIANGXI YAOSHENG TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	JSC "KIROVGRAD HARD ALLOYS PLANT"	RUSSIAN FEDERATION* *

TUNGSTEN	KENNAMETAL FALLON	UNITED STATES OF AMERICA*
TUNGSTEN	KENNAMETAL HUNTSVILLE	UNITED STATES OF AMERICA*
TUNGSTEN	KGETS CO., LTD.	KOREA, REPUBLIC OF*
TUNGSTEN	LIANYOU METALS CO., LTD.	TAIWAN, PROVINCE OF CHINA*
TUNGSTEN	LUOYANG MUDU TUNGSTEN & MOLYBDENUM TECHNOLOGY CO., LTD.	CHINA
TUNGSTEN	MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	MASAN TUNGSTEN CHEMICAL LLC (MTC)	VIET NAM*
TUNGSTEN	MOLIREN LTD.	RUSSIAN FEDERATION*
TUNGSTEN	NANCHANG CEMENTED CARBIDE LIMITED LIABILITY COMPANY	CHINA
TUNGSTEN	NIAGARA REFINING LLC	UNITED STATES OF AMERICA*
TUNGSTEN	NINGHUA XINGLUOKENG TUNGSTEN MINING CO., LTD.	CHINA
TUNGSTEN	NPP TYAZHMETPROM LLC	RUSSIAN FEDERATION
TUNGSTEN	PHILIPPINE CHUANGXIN INDUSTRIAL CO., INC.	PHILIPPINES*
TUNGSTEN	POBEDIT, JSC	RUSSIAN FEDERATION
TUNGSTEN	SANHER TUNGSTEN VIETNAM CO., LTD.	VIET NAM
TUNGSTEN	SOUTH-EAST NONFERROUS METAL COMPANY LIMITED OF HENGYANG CITY	CHINA
TUNGSTEN	TAICANG CITY NANCANG METAL MATERIAL CO.,LTD	CHINA
TUNGSTEN	TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIET NAM*
TUNGSTEN	UNECHA REFRACTORY METALS PLANT	RUSSIAN FEDERATION*
TUNGSTEN	VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD.	VIET NAM
TUNGSTEN	WOLFRAM BERGBAU UND HUTTEN AG	AUSTRIA*
TUNGSTEN	WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
TUNGSTEN	WOLTECH KOREA CO., LTD.	KOREA, REPUBLIC OF*
TUNGSTEN	XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA*
TUNGSTEN	XIAMEN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	XINFENG HUARUI TUNGSTEN & MOLYBDENUM NEW MATERIAL CO., LTD.	CHINA*
TUNGSTEN	XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	CHINA*
TUNGSTEN	ZHANGZHOU CHUEN BAO APT SMELTERY CO., LTD.	CHINA
TUNGSTEN	ZHUZHOU CEMENTED CARBIDE GROUP CO., LTD.	CHINA

*RMAP Conformant

**RMAP Active – in the process of becoming RMAP Conformant.